UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

U.S. CONCRETE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main St

Euless, Texas 76039

(Address of principal executive offices, including zip code)

(817) 835-4105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 6, 2021, U.S. Concrete, Inc., a Delaware corporation (“U.S. Concrete”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vulcan Materials Company, a New Jersey corporation (“Vulcan”) and Grizzly Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Vulcan (“Grizzly Merger Sub”), pursuant to which Grizzly Merger Sub will merge with and into U.S. Concrete (the “Merger”), with U.S. Concrete surviving the Merger and becoming a wholly-owned subsidiary of Vulcan.

The completion of the Merger is conditioned upon expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern Time, on August 23, 2021.

U.S. Concrete expects to close the Merger on or around August 26, 2021, assuming that all remaining closing conditions are satisfied.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan and U.S. Concrete, including, but not limited to, statements about the benefits of the proposed transaction of Vulcan and U.S. Concrete, including future financial and operating results, Vulcan’s or U.S. Concrete’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s or U.S. Concrete’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s and U.S. Concrete’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Concrete’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Vulcan’s ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Vulcan’s or U.S. Concrete’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of Vulcan, U.S. Concrete or the combined company; general economic conditions; and other risks and uncertainties affecting Vulcan and U.S. Concrete, including those described from time to time under the caption “Risk Factors” and elsewhere in Vulcan’s and U.S. Concrete’s SEC filings and reports, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, U.S. Concrete’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which Vulcan or U.S. Concrete are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Vulcan and U.S. Concrete caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan or U.S. Concrete on their respective websites or otherwise. Neither Vulcan nor U.S. Concrete undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

By:	/s/ Gibson T. Dawson
Name:	Gibson T. Dawson
Title:	Vice President, Corporate Controller and Chief Accounting Officer

Date: August 24, 2021